EXHIBIT 10.24

APPENDIX 1 - GMBH

SECONDARY SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS VERWALTUNGS GMBH

DATED 12 MAY 2006

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

ALLEN & OVERY LLP

Frankfurt am Main

THIS SECONDARY SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)           KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany, having its corporate seat in Unterföhring, Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor);

on one side;

(2)           THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Trustee);

(3)           LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)           THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)          The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)           The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)           According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)          Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield

Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below).  The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)           In connection with the issue of the High Yield Notes under the High Yield Indenture the Pledgor is entering into this Agreement.

IT IS AGREED as follows:

1.             INTERPRETATION

1.1          Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153081.

Credit Agreement means the EUR 1,350,000,000 credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Royal Bank of Scotland plc as security agent, KDVS, KDG and the Original Lenders providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Share means the share set forth in Clause 2.1.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Finance Document means:

(a)        the High Yield Notes;

(b)        the Exchange Securities;

(c)        the High Yield Indenture;

(d)        each Security Document;

(e)        the Priority Agreement; or

(f)         any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Shares means any and all shares in the Company, other than the Existing Share, which KDG may acquire in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd  July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the

Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)        The Royal Bank of Scotland plc;

(b)        Deutsche Bank AG London;

(c)        Goldman Sachs International; and

(d)        J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Original Lender means each of:

(a)        The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)        Deutsche Bank AG London;

(c)        JPMorgan Chase Bank, N.A.; and

(d)        Goldman Sachs Credit Partners L.P.

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement dated 29 March 2004 as amended and restated pursuant to a supplemental agreement dated 27 May 2004 and as further amended and restated pursuant to a supplemental agreement dated 1 July 2004 and as further amended and restated pursuant to a supplemental agreement dated the date hereof made between, among others, KDG, KDVS, the Mandated Lead Arrangers, the Original Lenders, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Priority Pledges has the meaning given to it under Clause 2.2(c)(ii) below.

Secondary Pledge means a pledge constituted under Clause 2.2.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated on or about the date hereof between, amongst others, KDG and KDVS as security agents and the Security Trustee.

Shares means the Existing Share and the Future Shares.

Subsidiary means any of:

(a)        an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)        an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2          Construction

(a)        In this Agreement, unless the contrary intention appears, a reference to:

(i)            the Security Trustee means the Security Trustee acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)           promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)        Where the context so admits, the singular includes the plural and vice versa.

(c)        The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)        Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)        Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(f)         References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.             SECONDARY PLEDGES

2.1          Pledged Shares

(a)           The Pledgor is the sole shareholder of the Company.

(b)           The total registered share capital (Stammkapital) of the Company amounts to 25,000 Euro (in words: twenty five thousand Euro).  At present, the Pledgor holds the only share in the Company in an amount of EUR 25,000 (in words: Euro twenty five thousand) (the Existing Share).  There are no other shares in the Company.

(c)           The Existing Share is fully paid up.  There is no obligation for the Pledgor to make any additional contributions.

2.2          Constitution of Secondary Pledges

(a)           The Pledgor hereby pledges the Shares to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)           Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge.  In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee.  All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

(c)           The Parties herewith acknowledge that

(i)            the Secondary Pledge under this Agreement constitutes a second ranking pledge over the Shares in the Company;

(ii)           the pledges constituted between, amongst others, the Pledgor and Royal Bank of Scotland plc as security agent relating to the Shares in the Company pursuant to an share pledge agreement as of the date hereof but prior to the execution of this Agreement (the Priority Pledges) have priority over the Secondary Pledges created under this Agreement;

(iii)          the enforcement of this Secondary Pledge shall be made in accordance with the provisions of the Priority Agreement.

3.             INDEPENDENT SECONDARY PLEDGES

The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) the Priority Pledges and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges.  Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

4.             SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.             DIVIDENDS

5.1          Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)           dividends, if any, payable on the Shares;

(b)           liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)           the right to subscribe for newly issued shares.

5.2          Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in cash in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Credit Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3          Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)           dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)           dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)           cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)           dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.             EXERCISE OF VOTING RIGHTS

6.1          Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below.  The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2          Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3          Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees.  In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges.  In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.             ENFORCEMENT OF SECONDARY PLEDGES

7.1          Secondary Pledgees’ Rights

(a)           If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under

German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)           The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient.  The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)           If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)           The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)           In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full.  Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)            After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2          Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3          Application of Proceeds

(a)           The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)           The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4          Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Shares are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.             UNDERTAKINGS OF THE PLEDGOR

8.1          Undertakings

The Pledgor undertakes

(a)           to notify the Security Trustee promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)           to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)           to effect promptly any payments to be made to the Company in respect of the Shares;

(d)           at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(i)            for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)           if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(e)           at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Shares as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(f)            to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Shares ceasing to exist; and

(g)           that all Future Shares will be fully paid and that there will be no obligation for a shareholder to make additional contributions.

8.2          Secondary Pledges over all Shares

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.             REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)           the Existing Share pledged hereunder is the only share in the Company in existence at the date hereof;

(b)           the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Share;

(c)           all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)           the Existing Share is fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)           (i)            the Existing Share is, except for the Priority Pledges securing any payment obligations of the obligors under the Credit Agreement and the Bridge Facility Agreement, free from any rights of third parties;

(ii)           no third party has any pre-emption rights for shares in the Company; and

(iii)          there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.          RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.          INDEMNITY

11.1        Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2        Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses,

actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3         This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.          DURATION AND INDEPENDENCE

12.1        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the Notes shall affect the validity of this Agreement.

12.3        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents.  None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.          COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.          PARTIAL INVALIDITY; WAIVER

14.1        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Share or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2        Waiver

(a)           The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code.  No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.  The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)           The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.          AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.          NOTICES AND THEIR LANGUAGE

16.1        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.          APPLICABLE LAW; JURISDICTION

17.1        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.          NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges pursuant to, and in accordance with, § 1280 of the German Civil Code and § 16 of the German Limited Liability Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested) and by fax.

SCHEDULE 1

ADDRESSES FOR NOTICES

To the Pledgor:	Kabel Deutschland GmbH Betastraße 6- 8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49-89 96010 198

E-mail:	paul.thomason@kabeldeutschland.de

To the Security Trustee and all other Secondary Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 70854564

To the Company:	Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH Betastraße 6-8 85774 Unterföhring

Att.:	Paul Thomason

Fax:	+49- 89 96010 198

E-mail:	paul.thomason@kabeldeutschland.de

APPENDIX 2 – GMBH

SECONDARY SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERWALTUNGS GMBH

DATED 12 MAY 2006

between

KABEL DEUTSCHLAND GMBH

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

ALLEN & OVERY LLP

Frankfurt am Main

THIS SECONDARY SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)           KABEL DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of Germany, having its corporate seat in Unterföhring, Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837,

(the Pledgor);

on one side;

(2)           THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Trustee);

(3)           LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)           THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)          The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)           The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)           According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)          Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield

Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below).  The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)           In connection with the issue of the High Yield Notes under the High Yield Indenture the Pledgor is entering into this Agreement.

IT IS AGREED as follows:

1.             INTERPRETATION

1.1          Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145835.

Credit Agreement means the EUR 1,350,000,000 credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Royal Bank of Scotland plc as security agent, KDVS, KDG and the Original Lenders providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Shares means each of the shares set forth in Clause 2.1 (together the Existing Shares).

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Finance Document means:

(a)        the High Yield Notes;

(b)        the Exchange Securities;

(c)        the High Yield Indenture;

(d)        each Security Document;

(e)        the Priority Agreement; or

(f)         any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Shares means any and all shares in the Company, other than the Existing Shares, which KDG may acquire in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd  July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)        The Royal Bank of Scotland plc;

(b)        Deutsche Bank AG London;

(c)        Goldman Sachs International; and

(d)        J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Original Lender means each of:

(a)        The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)        Deutsche Bank AG London;

(c)        JPMorgan Chase Bank, N.A.; and

(d)        Goldman Sachs Credit Partners L.P.

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement dated 29 March 2004 as amended and restated pursuant to a supplemental agreement dated 27 May 2004 and as further amended and restated pursuant to a supplemental agreement dated 1 July 2004 and as further amended and restated pursuant to a supplemental agreement dated the date hereof made between, among others, KDG, KDVS, the Mandated Lead Arrangers, the Original Lenders, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Priority Pledges has the meaning given to it under Clause 2.2(c)(ii) below.

Secondary Pledge means a pledge constituted under Clause 2.2.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated on or about the date hereof between, amongst others, KDG and KDVS as security agents and the Security Trustee.

Shares means the Existing Shares and the Future Shares.

Subsidiary means any of:

(a)        an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)        an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2          Construction

(a)        In this Agreement, unless the contrary intention appears, a reference to:

(i)            the Security Trustee means the Security Trustee acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)           promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)        Where the context so admits, the singular includes the plural and vice versa.

(c)        The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)        Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)        Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(f)         References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.             SECONDARY PLEDGES

2.1          Pledged Shares

(a)           The Pledgor is the sole shareholder of the Company.

(b)           The total registered share capital (Stammkapital) of the Company amounts to 25,000 Euro (in words: twenty five thousand Euro).  At present, the Pledgor holds one share in the Company in an amount of 24,750 Euro (in words: twenty five thousand seven hundred and fifty Euro) and one share in an amount of 250 Euro (in words: two hundred and fifty Euro) (the Existing Shares).  There are no other shares in the Company.

(c)           The Existing Shares are fully paid up.  There is no obligation for the Pledgor to make any additional contributions.

2.2          Constitution of Secondary Pledges

(a)           The Pledgor hereby pledges the Shares to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)           Each of the Original Secondary Pledgees hereby accepts each of the Secondary Pledges.  In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee.  All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

(c)           The Parties herewith acknowledge that

(i)            the Secondary Pledge under this Agreement constitutes a second ranking pledge over the Shares in the Company;

(ii)           the pledges constituted between, amongst others, the Pledgor and Royal Bank of Scotland plc as security agent relating to the Shares in the Company pursuant to an share pledge agreement as of the date hereof but prior to the execution of this Agreement (the Priority Pledges) have priority over the Secondary Pledges created under this Agreement;

(iii)          the enforcement of this Secondary Pledge shall be made in accordance with the provisions of the Priority Agreement.

3.             INDEPENDENT SECONDARY PLEDGES

The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) the Priority Pledges and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges.  Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

4.             SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.             DIVIDENDS

5.1          Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)           dividends, if any, payable on the Shares;

(b)           liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)           the right to subscribe for newly issued shares.

5.2          Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in cash in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Credit Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3          Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)           dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)           dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)           cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)           dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.             EXERCISE OF VOTING RIGHTS

6.1          Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below.  The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2          Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3          Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees.  In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges.  In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.             ENFORCEMENT OF SECONDARY PLEDGES

7.1          Secondary Pledgees’ Rights

(a)           If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)           The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient.  The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)           If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)           The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)           In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full.  Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)            After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2          Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3          Application of Proceeds

(a)           The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)           The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4          Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Shares are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.             Undertakings of the Pledgor

8.1          Undertakings

The Pledgor undertakes

(a)           to notify the Security Trustee promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)           to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)           to effect promptly any payments to be made to the Company in respect of the Shares;

(d)           at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(i)            for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)           if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(e)           at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Shares as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(f)            to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Shares ceasing to exist; and

(g)           that all Future Shares will be fully paid and that there will be no obligation for a shareholder to make additional contributions.

8.2          Secondary Pledges over all Shares

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.             Representations and Warranties

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)           the Existing Shares pledged hereunder are the only shares in the Company in existence at the date hereof;

(b)           the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Shares;

(c)           all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)           the Existing Shares are fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)           (i)            the Existing Shares are, except for the Priority Pledges securing any payment obligations of the obligors under the Credit Agreement and the Bridge Facility Agreement, free from any rights of third parties;

(ii)           no third party has any pre-emption rights for shares in the Company; and

(iii)          there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.          Release of Security

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.          Indemnity

11.1        Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2        Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3        This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.          Duration and Independence

12.1        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the Notes shall affect the validity of this Agreement.

12.3        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents.  None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.          Costs and Expenses

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.          Partial Invalidity; Waiver

14.1        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of any of the Existing Shares or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2        Waiver

(a)           The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code.  No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.  The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)           The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.          Amendments

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.          Notices and their Language

16.1        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.          Applicable Law; Jurisdiction

17.1        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.          Notification

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges pursuant to, and in accordance with, §  1280 of the German Civil Code and § 16 of the German Limited Liability Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested) and by fax.

Schedule 1

Addresses for notices

To the Pledgor:	Kabel Deutschland GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49-89 96010 198

E-mail:	paul.thomason@kabeldeutschland.de

To the Security Trustee and all other Secondary Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 70854564

To the Company:	Kabel Deutschland Verwaltungs GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49- 89 96010 198

E-mail:	paul.thomason@kabeldeutschland.de

APPENDIX 3 – GMBH

SECONDARY SHARE PLEDGE AGREEMENT

RELATING TO THE SHARES IN

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS VERWALTUNGS GMBH

DATED 12 MAY 2006

between

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

as Pledgor

and

THE ROYAL BANK OF SCOTLAND PLC

as Security Trustee

and

LAW DEBENTURE TRUST COMPANY OF NEW YORK

as High Yield Notes Trustee

and

THE FINANCE PARTIES

ALLEN & OVERY LLP

Frankfurt am Main

THIS SECONDARY SHARE PLEDGE AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)           KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of the Federal Republic of Germany, having its corporate seat in Unterföhring (Landkreis München), Federal Republic of Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902 (the Pledgor);

(the Pledgor);

on one side;

(2)           THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Trustee);

(3)           LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company organised under the laws of the State of New York, 767 Third Avenue, 31st Floor, New York, NY 10017,

(the High Yield Notes Trustee); and

(4)           THE FINANCE PARTIES as defined below in Clause 1.1 (Definitions).

on the other side.

The Security Trustee and the High Yield Notes Trustee are hereinafter referred to individually as an Original Secondary Pledgee and together as the Original Secondary Pledgees.

The Pledgor and the Secondary Pledgees (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS:

(A)          The Pledgor issued the High Yield Notes (as defined below) pursuant to the High Yield Indenture (as defined below) on the Issue Dates (as defined below).

(B)           The security interests given on 1 July 2004 and on 27 July 2004 by, amongst others, the Pledgor to Deutsche Bank AG London as security trustee and Law Debenture Trust Company of New York as high yield notes trustee on a second ranking basis have been released as of the date hereof and shall now be re-taken subject to and in accordance with the terms of the Priority Agreement (as defined below).

(C)           According to the terms of an amendment agreement to the Priority Agreement (as defined below) Deutsche Bank AG London as former security trustee has resigned and the new Security Trustee has assumed this position.

(D)          Under the Priority Agreement (as defined below), the Security Trustee is the joint and several creditor of each and every payment obligation of the Obligors towards the High Yield Noteholders and/or the High Yield Notes Trustee under the Finance Documents (each as defined below).  The High Yield Notes Trustee has acceded to the Priority Agreement by means of an accession agreement entered into on or about 2 July 2004 by, amongst others, the Security Trustee and the High Yield Notes Trustee, acting for itself and on behalf of the High Yield Noteholders (as defined below).

(E)           In connection with the issue of the High Yield Notes under the High Yield Indenture the Pledgor is entering into this Agreement.

IT IS AGREED as follows:

1.             INTERPRETATION

1.1          Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional High Yield Guarantor means a member of the Group which becomes a high yield guarantor under the Finance Documents after the date of their execution.

Approved Additional High Yield Guarantor means any Additional High Yield Guarantor whose obligations under the Finance Documents have after the date of their execution been specified by the relevant Finance Party to be secured by this Agreement.

Business Day means each day that is not (i) a Saturday or a Sunday or (ii) any other day on which banking institutions in Luxembourg City, Luxembourg, London, United Kingdom, Frankfurt am Main, Germany or New York, New York are authorised or required by law to close.

Company means Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 153401.

Credit Agreement means the EUR 1,350,000,000 credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arrangers, the Facility Agent, the Royal Bank of Scotland plc as security agent, KDVS, KDG and the Original Lenders providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 add-on facilities.

Dollar, dollar or $ means the currency of the United States of America.

Dollar Notes means $ 610,000,000 aggregate principal amount of 10.625 % dollar-denominated senior notes due 2014 or any other dollar-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any dollar-denominated Exchange Securities).

Euro, euro or € means the single European currency introduced 1st January, 1999.

Euro Notes means Euro 250,000,000 aggregate principal amount of 10.750 % euro-denominated senior notes due 2014 or any other euro-denominated notes issued pursuant to and in compliance with the High Yield Indenture (including but not limited to any euro-denominated Exchange Securities).

Exchange Securities means the dollar and/or euro denominated debt securities issued and delivered by KDG in exchange for the Initial Securities to the holders of transfer restricted securities pursuant to the High Yield Indenture as contemplated by the High Yield Registration Rights Agreement.

Event of Default means an event of default under any of the Finance Documents, which entitles the relevant Finance Parties to declare that all or part of any amounts outstanding under the relevant Finance Documents or any of them are immediately due and payable, or payable on demand.

Existing Share means the share set forth in Clause 2.1.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of the United Kingdom and being registered with the Companies House under registration number SC 090312.

Finance Document means:

(a)         the High Yield Notes;

(b)        the Exchange Securities;

(c)         the High Yield Indenture;

(d)        each Security Document;

(e)         the Priority Agreement; or

(f)         any other document designated as such by the Security Trustee and KDG.

Finance Party means each of the Security Trustee, the High Yield Notes Trustee and any other person becoming a security trustee or a high yield notes trustee under the High Yield Indenture (together the Finance Parties).

Future Shares means any and all shares in the Company, other than the Existing Share, which KDG may acquire in future.

Future Secondary Pledgee means a Finance Party (other than the Security Trustee and the High Yield Notes Trustee).

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries.

High Yield Guarantor means (i) KDVS or (ii) an Approved Additional High Yield Guarantor (together the High Yield Guarantors).

High Yield Indenture means the indenture dated on or about 2nd  July, 2004, made between, amongst others, KDG, KDVS as High Yield Guarantor, the High Yield Notes Trustee, the Security Trustee and any other High Yield Guarantor relating to the issue of the High Yield Notes by KDG, and including any supplemental indenture entered into, amongst others, by KDG with respect to the High Yield Indenture.

High Yield Notes means the Euro Notes and the Dollar Notes issued pursuant to the High Yield Indenture.

High Yield Noteholders means each of the holders of the High Yield Notes.

High Yield Registration Rights Agreement means the registration rights agreement dated on or about 2nd July, 2004, made between, amongst others, KDVS, KDG, the High Yield Guarantors and Deutsche Bank AG London, Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Goldman Sachs International and ABN Amro Bank N.V. relating to the offer to exchange transfer restricted Initial Securities into a like aggregate amount of the Exchange Securities or the shelf registration of such Initial Securities.

Initial Securities means each of the Euro Notes and Dollar Notes.

Issue Date means each of the date on or about 2nd July, 2004 and any date thereafter on which High Yield Notes are issued under the High Yield Indenture (together the Issue Dates).

KDG means Kabel Deutschland GmbH a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Mandated Lead Arranger means each of:

(a)         The Royal Bank of Scotland plc;

(b)        Deutsche Bank AG London;

(c)         Goldman Sachs International; and

(d)        J.P. Morgan plc.

Obligor means KDG or a High Yield Guarantor (together the Obligors).

Original Lender means each of:

(a)         The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)        Deutsche Bank AG London;

(c)         JPMorgan Chase Bank, N.A.; and

(d)        Goldman Sachs Credit Partners L.P.

Party means each of the Pledgor and the Secondary Pledgees (together the Parties).

Priority Agreement means the priority agreement dated 29 March 2004 as amended and restated pursuant to a supplemental agreement dated 27 May 2004 and as further amended and restated pursuant to a supplemental agreement dated 1 July 2004 and as further amended and restated pursuant to a supplemental agreement dated the date hereof made between, among others, KDG, KDVS, the Mandated Lead Arrangers, the Original Lenders, the Facility Agent, the Security Trustee and certain other creditors of the Group.

Priority Pledges has the meaning given to it under Clause 2.2(c)(ii) below.

Secondary Pledge means a pledge constituted under Clause 2.2.

Secondary Pledgee means an Original Secondary Pledgee or a Future Secondary Pledgee (together the Secondary Pledgees).

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Documents means any mortgages, pledges, assignments, transfers or other documents creating security for the obligations of the Obligors under the Finance Documents.

Security Trust Agreement means the security trust agreement dated on or about the date hereof between, amongst others, KDG and KDVS as security agents and the Security Trustee.

Shares means the Existing Share and the Future Shares.

Subsidiary means any of:

(a)         an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)        an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

1.2          Construction

(a)         In this Agreement, unless the contrary intention appears, a reference to:

(i)            the Security Trustee means the Security Trustee acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)           promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)        Where the context so admits, the singular includes the plural and vice versa.

(c)         The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)        Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)         Whenever in this Agreement reference is made to the Security Trustee such reference shall be deemed to be a reference to the Security Trustee acting as trustee for and on behalf of the Secondary Pledgees, unless otherwise provided herein.

(f)         References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

2.             SECONDARY PLEDGES

2.1          Pledged Shares

(a)           The Pledgor is the sole shareholder of the Company.

(b)           The total registered share capital (Stammkapital) of the Company amounts to 25,000 Euro (in words: twenty five thousand Euro).  At present, the Pledgor holds the only share in the Company in an amount of EUR 25,000 (in words: Euro twenty five thousand) (the Existing Share).  There are no other shares in the Company.

(c)           The Existing Share is fully paid up.  There is no obligation for the Pledgor to make any additional contributions.

2.2          Constitution of Secondary Pledges

(a)           The Pledgor hereby pledges the Shares to each Original Secondary Pledgee and to each Future Secondary Pledgee for their rateable interest as Security.

(b)           Each of the Original Secondary Pledgees hereby accepts the Secondary Pledge.  In addition, the Security Trustee accepts each of the Secondary Pledges for and on behalf of each Future Secondary Pledgee hereunder as proxy without power of attorney (Vertreter ohne Vertretungsmacht).  Each Future Secondary Pledgee will ratify such acceptance for itself by executing an accession agreement to the Security Trust Agreement, thereby becoming a Secondary Pledgee.  All Parties hereto confirm that the validity of any of the Secondary Pledges constituted hereunder shall not be affected by the Security Trustee acting as proxy without power of attorney for each Future Secondary Pledgee.

(c)           The Parties herewith acknowledge that

(i)            the Secondary Pledge under this Agreement constitutes a second ranking pledge over the Shares in the Company;

(ii)           the pledges constituted between, amongst others, the Pledgor and Royal Bank of Scotland plc as security agent relating to the Shares in the Company pursuant to an share pledge agreement as of the date hereof but prior to the execution of this Agreement (the Priority Pledges) have priority over the Secondary Pledges created under this Agreement;

(iii)          the enforcement of this Secondary Pledge shall be made in accordance with the provisions of the Priority Agreement.

3.             INDEPENDENT SECONDARY PLEDGES

The validity and effect of each of the Secondary Pledges shall be independent from the validity and the effect of any of (i) the other Secondary Pledges created hereunder and (ii) the Priority Pledges and is in addition, and without any prejudice, to any other Security which any and all of the Secondary Pledgees may now or hereafter hold in respect of the Secured Claims.  Each of the Secondary Pledges to each of the Secondary Pledgees shall be separate and individual second ranking pledges.  Each of the Secondary Pledges shall rank pari passu to each other Secondary Pledge created hereunder.

4.             SECURITY PURPOSE

The Secondary Pledges are constituted in order to secure the prompt and complete satisfaction of any and all Secured Claims.

5.             DIVIDENDS

5.1          Extent of the Pledge

The Pledge constituted by this Agreement includes the present and future rights to receive

(a)           dividends, if any, payable on the Shares;

(b)           liquidation proceeds, consideration for redemption (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) or withdrawal (Austritt) of a shareholder of the Company, the surplus in case of surrender (Preisgabe) and all other pecuniary claims associated with the Shares; and

(c)           the right to subscribe for newly issued shares.

5.2          Entitlement to Receive Dividend Payments

Notwithstanding that the dividends are pledged hereunder, the Pledgor shall be entitled to receive and retain all dividend payments in cash in respect of the Shares until the requirements for enforcement referred to under Clause 7 below are met and unless the Facility Agent has notified the Pledgor that according to the Credit Agreement any dividend payments in respect of the Shares are no longer permitted to be made to the Pledgor, in which case the payments are to be made to the Security Agent.

5.3          Pledgees’ Rights

Notwithstanding Clause 5.2 above:

(a)           dividends paid or payable to the Pledgor other than in cash and other property received (Sachdividenden), receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)           dividends or other distributions paid or payable to the Pledgor in cash in respect of the Shares in connection with the partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus; and

(c)           cash paid, payable or otherwise distributed to the Pledgor in respect of principal of, or in redemption of, or in exchange for the Shares;

(d)           dividends paid to the Security Agent in accordance with Clause 5.2 above,

shall be and shall forthwith be delivered to the Security Agent for itself and for the other Pledgees to be held as security and shall, if received by the Pledgor, be received as holder for the Pledgees and segregated from the other property or funds of the Pledgor and be forthwith delivered to the Security Agent for itself and for the Pledgees as security in the same form as so received (with any necessary endorsement).  Any further reaching obligations of the Company and/or the Pledgor in respect of the use of profits and/or dividends shall not be affected by this Clause 5.3.

6.             EXERCISE OF VOTING RIGHTS

6.1          Voting Rights

The voting rights resulting from the Shares remain with the Pledgor.  This shall, however, not affect the obligations of the Pledgor under Clause 8.1 below.  The Pledgor shall at all times until the full and complete satisfaction of all Secured Claims or the release of the Secondary Pledges be required, in exercising its voting rights, to act in good faith to ensure that the Secondary Pledges are not in any way adversely affected.

6.2          Impairment

The Pledgor shall not take, or participate in, any action which impairs, or which would for any other reason be inconsistent with, the security interest of the Secondary Pledgees or the security purpose as described in Clause 4 hereof or defeat, impair or circumvent the rights of the Secondary Pledgees hereunder in each case in any respect.

6.3          Information by the Pledgor

The Pledgor shall inform the Secondary Pledgees promptly of all other actions concerning the Company which might adversely affect the security interest of the Secondary Pledgees.  In particular, the Pledgor shall notify the Secondary Pledgees forthwith of any shareholders’ meeting at which a resolution is intended to be adopted which could be expected to have an adverse effect upon the Secondary Pledges.  In any event the Secondary Pledgees shall promptly receive, as soon as they are available, a copy of the convocation notice for such ordinary or extraordinary shareholders’ meeting setting forth the agenda (to the extent it relates to such resolution) and all applications and decisions to be taken and the minutes of any such shareholders’ meeting (in each case to the extent they relate to such resolution).

7.             ENFORCEMENT OF SECONDARY PLEDGES

7.1          Secondary Pledgees’ Rights

(a)           If (i) an Event of Default has occurred, (ii) the requirements set forth in §§ 1204 et seq. of the German Civil Code (Bürgerliches Gesetzbuch) with regard to the enforcement of pledges are met (Pfandreife), and (iii) the Event of Default has not been remedied within 5 (five) Business Days following the receipt of a notification in accordance with Clause 7.1(b), the Secondary Pledgees may enforce any of the Secondary Pledges (or any part thereof), through the Security Trustee by way of public auction (öffentliche Versteigerung) or in any other way permitted under German law, in all cases notwithstanding § 1277 of the German Civil Code without any enforceable judgement or other instrument (vollstreckbarer Titel).

(b)           The Security Trustee shall notify the Pledgor of the intention to realise any of the Secondary Pledges over the Shares not less than 5 (five) Business Days before the date on which the respective Pledge is intended to be realised.  The Pledgor expressly agrees that in the event of a realisation by way of public auction 5 (five) Business Days prior written notice of the place and time of any such public auction shall be sufficient.  The public auction may be held at any place in Germany which will be determined by the Security Trustee.

(c)           If the Security Trustee should seek to enforce any of the Secondary Pledges pursuant to, and in accordance with Clause 7.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance necessary in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Security Trustee of any other right the Secondary Pledgees may have under German law.

(d)           The Secondary Pledges will be realised to the extent necessary to discharge in full the Secured Claims.  The Secondary Pledgees shall at all times until the full and complete satisfaction of all the Secured Claims in exercising their rights under this Agreement take into consideration the legitimate interests of the Pledgor.

(e)           In derogation of § 1225 of the German Civil Code, in the event of enforcement of any of the Secondary Pledges, no rights of the Secondary Pledgees shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full.  Until then, the Security Trustee shall be entitled to treat all enforcement proceeds as additional collateral for the Secured Claims, notwithstanding its right to seek satisfaction from such proceeds at any time.

(f)            After the complete unconditional, irrevocable and full payment and discharge of all Secured Claims any remaining proceeds resulting from the enforcement of any of the Secondary Pledges (or part thereof) shall be transferred to the Pledgor at the cost and expense of the Pledgor.

7.2          Ancillary Rights

Provided that the requirements for enforcement referred to under Clause 7.1(a) above are met, all payments based on ancillary rights attributed to the Shares may be applied by the Security Trustee in satisfaction in whole or in part of the Secured Claims notwithstanding the Secondary Pledgees’ right to treat such payments as additional collateral.

7.3          Application of Proceeds

(a)           The proceeds resulting from the enforcement of any of the Secondary Pledges shall be applied by the Security Trustee towards the satisfaction of the Secured Claims, subject to, and in accordance with, the relevant provisions of the Priority Agreement.

(b)           The Security Trustee may determine which part of the Security, if applicable, shall be used to satisfy the Secured Claims.

7.4          Release of Pledged Rights

Upon the full and complete satisfaction of all Secured Claims the Security Trustee shall confirm to the Pledgor upon request that the Shares are released from the Secondary Pledges and retransfer to the Pledgor any documents received by the Security Trustee or any designee pursuant to Clause 8.1(e) hereof.

8.             UNDERTAKINGS OF THE PLEDGOR

8.1          Undertakings

The Pledgor undertakes

(a)           to notify the Security Trustee promptly of any change in the shareholding in, or the capital contributions to, the Company or of any change in the shareholders’ agreement (Gesellschaftsvertrag) or the registration of the Company in the Commercial Register other than with respect to holders of a statutory power of attorney (Prokura);

(b)           to notify the Security Trustee promptly of any event or circumstance other than interpretation of law which affects or is reasonably likely to affect the validity or enforceability of the security interest granted hereunder;

(c)           to effect promptly any payments to be made to the Company in respect of the Shares;

(d)           at its own expense, to execute and do all such assurances, acts and things as the Security Trustee may reasonably require:

(i)            for perfecting or protecting the security intended to be afforded by this Agreement; and

(ii)           if the Secondary Pledges have become enforceable pursuant to Clause 7.1, for facilitating the realisation of all or any part of the Shares which are subject to this Agreement and the exercise of all powers, authorities and discretions vested in the Security Trustee, and in particular to execute all transfers, conveyances, assignments and releases of that property whether to the Security Trustee or to its nominees and give all notices, orders and directions which the Security Trustee may reasonably think expedient;

(e)           at the Security Trustee’s reasonable request, to furnish to the Security Trustee such information concerning the Shares as is available to the Pledgor, to permit the Security Trustee and its designees to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Shares on reasonable notice and during normal business hours, and, upon the reasonable request of the Security Trustee, to deliver to the Security Trustee copies of all such records and papers;

(f)            to refrain from any acts or omissions which might have an adverse effect on the validity or enforceability of the Secondary Pledges or the effect of which results in the Shares ceasing to exist; and

(g)           that all Future Shares will be fully paid and that there will be no obligation for a shareholder to make additional contributions.

8.2          Secondary Pledges over all Shares

The Security Trustee may at all times for itself and for the Secondary Pledgees request to hold a pledge over all Shares held by the Pledgor (and in the case of a merger an equivalent security interest over the shares in the surviving or, as the case may be, the new company) in accordance with all terms of this Agreement.

9.             REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Secondary Pledgees that:

(a)           the Existing Share pledged hereunder is the only share in the Company in existence at the date hereof;

(b)           the Pledgor is not subject to any restriction of any kind with regard to the transfer of, or the granting of a pledge in, or any other disposal of, the Existing Share;

(c)           all necessary corporate action has been taken to authorise the entry into and delivery of this Agreement;

(d)           the Existing Share is fully paid and there is no obligation for the Pledgor to make additional contributions; and

(e)           (i)            the Existing Share is, except for the Priority Pledges securing any payment obligations of the obligors under the Credit Agreement and the Bridge Facility Agreement, free from any rights of third parties;

(ii)           no third party has any pre-emption rights for shares in the Company; and

(iii)          there is no party (other than the Pledgor) which is entitled to participate in the profits or revenues of the Company.

10.          RELEASE OF SECURITY

Even prior to the full and complete satisfaction of all Secured Claims, the Security Trustee is obliged to release upon the Pledgor’s request all or part of the Security insofar as the realisable value of the Security given to the Security Trustee or the other Finance Parties with respect to the Secured Claims exceeds, not only temporarily, the Secured Claims by more than 10%.  The Security Trustee may, at its discretion, determine which part of the Security shall be released.

11.          INDEMNITY

11.1        Liability for Damages

Neither the Security Trustee nor the Secondary Pledgees shall be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Trustee or of any of the Secondary Pledgees.

11.2        Indemnification

The Pledgor will indemnify the Security Trustee and each of the Secondary Pledgees and keep the Security Trustee and each of the Secondary Pledgees indemnified against any losses,

actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Trustee and/or each of the Secondary Pledgees as a result of any breach by the Pledgor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of any of the Secondary Pledgees or the Security Trustee.

11.3        This Clause 11 (Indemnity) shall survive the termination of this Agreement under Clause 12.1 or otherwise.

12.          DURATION AND INDEPENDENCE

12.1        Duration

This Agreement shall remain in full force and effect until the full and complete satisfaction of the Secured Claims.  None of the Secondary Pledges shall cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2        Continuing Security

This Agreement shall create a continuing security which means that no change or amendment whatsoever in any Finance Document or in any document or agreement related to it or the replacement of the Security Trustee or of the High Yield Notes Trustee or any transfer of the Notes shall affect the validity of this Agreement.

12.3        Independence

This Agreement is independent from any other security or guarantee which may have been or will be given to the Security Trustee and/or any of the other Secondary Pledgees with respect to any obligation of any of the Obligors under the Finance Documents.  None of such other securities or guarantees shall prejudice, or shall be prejudiced by, or shall be merged in any way with, this Agreement.

13.          COSTS AND EXPENSES

Any notarial fees and expenses incurred in connection with the execution of this Agreement shall be borne by the Pledgor.  The Pledgor must pay to each Finance Party the amount of all costs and expenses (including the costs and expenses of legal advisers) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

14.          PARTIAL INVALIDITY; WAIVER

14.1        Invalidity

If any provision of this Agreement or any part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof.  The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.

In particular, the Secondary Pledges shall not be affected and shall in any event extend to any and all Shares in the Company even if the number or nominal value of the Existing Share or the liable capital of the Company as stated in Clause 2.1 are inaccurate and deviate from the actual facts.

14.2        Waiver

(a)           The Pledgor hereby waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to §§ 1211 and 770(1) and (2) of the German Civil Code.  No failure to exercise, nor any delay in exercising, on the part of the Security Trustee or the Secondary Pledgees (or any of them), any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.  The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

(b)           The Pledgor hereby irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against any Obligor (Verzicht auf Rückgriffsansprüche) which it may obtain (i) in the event that the Pledgor repays any debt of any other Obligor under any of the Finance Documents, or (ii) in the event of enforcement of any of the Secondary Pledges created hereunder.

15.          AMENDMENTS

Changes and amendments of this Agreement including this Clause 15 shall be made in writing.

16.          NOTICES AND THEIR LANGUAGE

16.1        Notices

Any notice or other communication under or in connection with this Agreement to the Pledgor or the Security Trustee and/or the Secondary Pledgees shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, set forth in Schedule 1 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Trustee from time to time.

16.2        Language

Unless otherwise agreed from time to time, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English.  In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

17.          APPLICABLE LAW; JURISDICTION

17.1        Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Germany.

17.2        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Trustee, however, shall also be entitled to take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor or any of its assets.

18.          NOTIFICATION

The Pledgor and the Secondary Pledgees hereby instruct and authorise the undersigned notary public to notify the Company of the Secondary Pledges pursuant to, and in accordance with, §  1280 of the German Civil Code and § 16 of the German Limited Liability Companies Act by means of forwarding a certified copy of this Agreement to the Company by registered mail (return receipt requested) and by fax.

SCHEDULE 1

ADDRESSES FOR NOTICES

To the Pledgor:	Kabel Deutschland Vertrieb und Service GmbH & Co. KG Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49-89 96010 198

E-mail:	paul.thomason@kabeldeutschland.de

To the Security Trustee and all other Secondary Pledgees:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 70854564

To the Company:	Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49- 89 96010 198

E-mail:	paul.thomason@kabeldeutschland.de